VIRTUS SGA New Leaders Growth Fund
SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2023
($ reported in thousands)
	Shares	Value
Common Stocks—98.7%
Communication Services—9.5%
Kakao Corp.	4,193	$ 157
Match Group, Inc.(1)	3,492	146
NAVER Corp.	918	129
Universal Music Group N.V.	10,157	226
		658

Consumer Discretionary—9.2%
H World Group Ltd.(1)	25,883	101
Lululemon Athletica, Inc.(1)	405	153
MercadoLibre, Inc.(1)	153	181
Yum! Brands, Inc.	1,450	201
		636

Consumer Staples—16.0%
China Mengniu Dairy Co., Ltd.(1)	52,257	197
CP ALL PCL Foreign Shares	138,034	244
Fomento Economico Mexicano SAB de C.V. Sponsored ADR	2,474	274
Haleon plc ADR	23,486	197
Raia Drogasil S.A.	31,241	193
		1,105

Financials—15.8%
Adyen N.V.(1)	128	221
FleetCor Technologies, Inc.(1)	1,153	290
MSCI, Inc. Class A	510	239
XP, Inc. Class A(1)	14,718	345
		1,095

Health Care—21.8%
Alcon, Inc.	2,875	236
ICON plc ADR(1)	854	214
IDEXX Laboratories, Inc.(1)	329	165
IQVIA Holdings, Inc.(1)	928	209
Shandong Weigao Group Medical Polymer Co., Ltd. Class H	175,631	230
STERIS plc	1,064	239
Veeva Systems, Inc. Class A(1)	1,090	216
		1,509

Industrials—3.2%
Experian plc	5,855	224
Information Technology—13.9%
Atlassian Corp. Class A(1)	1,450	243
	Shares	Value

Information Technology—continued
Autodesk, Inc.(1)	1,276	$ 261
EPAM Systems, Inc.(1)	657	148
Workday, Inc. Class A(1)	1,376	311
		963

Materials—6.2%
Ball Corp.	3,461	202
Ecolab, Inc.	1,207	225
		427

Real Estate—3.1%
Equinix, Inc.	277	217
Total Common Stocks (Identified Cost $7,066)		6,834

Total Long-Term Investments—98.7% (Identified Cost $7,066)		6,834

TOTAL INVESTMENTS—98.7% (Identified Cost $7,066)		$6,834
Other assets and liabilities, net—1.3%		87
NET ASSETS—100.0%		$6,921

Abbreviations:
ADR	American Depositary Receipt
MSCI	Morgan Stanley Capital International

Footnote Legend:
(1)	Non-income producing.

Country Weightings†
United States	45%
Brazil	10
Ireland	10
Netherlands	7
China	5
South Korea	4
Mexico	4
Other	15
Total	100%
† % of total investments as of June 30, 2023.
See Notes to Schedule of Investments

VIRTUS SGA New Leaders Growth Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
June 30, 2023
($ reported in thousands)
The following table summarizes the value of the Fund’s investments as of June 30, 2023, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at June 30, 2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Equity Securities:
Common Stocks	$6,834	$5,776	$1,058
Total Investments	$6,834	$5,776	$1,058
There were no securities valued using significant unobservable inputs (Level 3) at June 30, 2023.
There were no transfers into or out of Level 3 related to securities held at June 30, 2023.
See Notes to Schedule of Investments

VIRTUS SGA New Leaders Growth Fund
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2023
Note 1. Security Valuation
The Trustees have designated the Investment Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940. The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Investment Adviser’s Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted equity securities and illiquid private placements are internally fair valued by the Investment Adviser’s Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange-Traded Funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt instruments, including convertible bonds, and restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, activity of the underlying equities, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt instruments that are internally fair valued by the Investment Adviser’s Valuation Committee are generally categorized as Level 3 in the hierarchy.
Listed derivatives, such as options, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter (“OTC”) derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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